Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Executive Officer

I, R. Douglas Cowan, Chairman and Chief Executive Officer of The Davey Tree Expert Company (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1.)   The Annual Report for The Davey 401KSOP and ESOP on Form 11-K for the year ended
             December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or
             15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 27, 2003	/s/ R. Douglas Cowan
R. Douglas Cowan
Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Financial Officer

     (1.)   The Annual Report for The Davey 401KSOP and ESOP on Form 11-K for the year ended
             December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or
             15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 27, 2003	/s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer and Secretary

A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.